Exhibit 99.2

Dear Team,

We just responded to Choice Hotels’ announcement that it has commenced an unsolicited exchange offer to acquire all of Wyndham’s outstanding common stock. The offer proposed appears unchanged from the terms they shared in November and is currently valued at approximately $86 per share.

Choice today also announced ownership of less than 1.7% of Wyndham common stock – in addition to the 10 Wyndham shares they previously disclosed – and conceded they are restricted from further purchases without antitrust approval.

Consistent with its fiduciary duties, and in consultation with its independent financial and legal advisors, our Board of Directors will carefully review and evaluate the Offer to determine the course of action that it believes is in the best interests of Wyndham and its shareholders. In reviewing the Offer, the Board will pay particular attention to assessing whether Choice has addressed the significant concerns that Wyndham has repeatedly expressed around Choice’s previous highly conditional offers, including:

•	The asymmetrical risk to Wyndham shareholders given the uncertainty around antitrust approval (if any) and the estimated 24-month timeline previously cited by Choice;
•	The undervaluation of Wyndham’s superior, standalone growth prospects; and
•	The value of Choice shares relative to its growth prospects and further compromised by elevated levels of leverage that this deal would require.

The Board intends to advise shareholders of its recommendation regarding the Offer within ten business days (a time period required under SEC rules).  Until the Board’s recommendation has been filed with the SEC (also called a ‘Schedule 14d-9’ filing), our communications must remain limited per applicable regulations. Those regulations extend to team members as well, so please do not post in public channels related to this topic for the time being.

The Board and EC appreciate there has been a lot of news around Choice’s acquisition interest over the past few months, and we recognize this news is distracting. Thank you for staying focused on driving value for our key stakeholders as well as supporting each other. We look forward to communicating more once we are permitted to do so.

As a reminder, if someone outside of the company reaches out, please direct them to Maire Griffin at Maire.Griffin@wyndham.com.

As always, thank you for all that you do.

Geoff

Important Additional Information

This communication is not an offer to purchase or a solicitation of an offer to sell any securities or the solicitation of any vote or approval. The Company will file with the Securities and Exchange Commission (the “SEC”) a solicitation/recommendation statement on Schedule 14D-9. Any solicitation/recommendation statement filed by the Company that is required to be mailed to stockholders will be mailed to Company stockholders. COMPANY STOCKHOLDERS ARE ADVISED TO READ THE COMPANY’S SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY DECISION WITH RESPECT TO ANY TENDER OFFER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Company stockholders may obtain a copy of the Solicitation/Recommendation Statement on Schedule 14D-9 (when it becomes available), as well as any other documents filed by the Company in connection with any tender offer by Choice or one of its affiliates, free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of these documents from the Company by directing a request to Matt Capuzzi, Senior Vice President, Investor Relations at matthew.capuzzi@wyndham.com or by calling 973.753.6453.

The Company intends to file a proxy statement and accompanying WHITE proxy card with the SEC with respect to the Company's 2024 Annual Meeting of Stockholders (the "2024 Annual Meeting"). The Company's stockholders are strongly encouraged to read such proxy statement, the accompanying WHITE proxy card and other documents filed with the SEC carefully in their entirety when they become available because they will contain important information. The Company's stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC free of charge at the SEC's website at www.sec.gov. Copies will also be available free of charge at the Company's website at https://investor.wyndhamhotels.com.

Certain Information Concerning Participants

Wyndham and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies under the rules of the SEC. Information regarding the Company’s directors and officers and their respective interests in the Company by security holdings or otherwise is available in its most recent Annual Report on Form 10-K filed with the SEC on February 16, 2023 (available here), and its most recent definitive Proxy Statement on Schedule 14A filed with the SEC on March 28, 2023 (available here). To the extent holdings of the Company’s securities have changed since the filing of the Company’s most recent Annual Report on Form 10-K or the Company’s most recent definitive Proxy Statement on Schedule 14A, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Updated information relating to the foregoing will also be set forth in the Company’s proxy statement and other materials to be filed with the SEC for its 2024 Annual Meeting. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act, including statements related to the offer. Wyndham claims the protection of the Safe Harbor contained in the Private Securities Litigation Reform Act of 1995 for forward-looking statements. Forward-looking statements include those that convey management’s expectations as to the future based on plans, estimates and projections at the time Wyndham makes the statements and may be identified by words such as “will,” “expect,” “believe,” “plan,” “anticipate,” “intend,” “goal,” “future,” “outlook,” “guidance,” “target,” “objective,” “estimate,” “projection” and similar words or expressions, including the negative version of such words and expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.

Factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation: factors relating to the offer; general economic conditions, including inflation, higher interest rates and potential recessionary pressures; the effects from the coronavirus pandemic, including impact on Wyndham’s business, as well as the impact on its franchisees, guests and team members, the hospitality industry and overall demand for and restrictions on travel; the performance of the financial and credit markets; the economic environment for the hospitality industry; operating risks associated with the hotel franchising business; Wyndham’s relationships with franchisees; the impact of war, terrorist activity, political instability or political strife, including the ongoing conflicts between Russia and Ukraine and between Israel and Hamas; the Company’s ability to satisfy obligations and agreements under its outstanding indebtedness, including the payment of principal and interest and compliance with the covenants thereunder; risks related to Wyndham’s ability to obtain financing and the terms of such financing, including access to liquidity and capital; and the Company’s ability to make or pay, plans for and the timing and amount of any future share repurchases and/or dividends, as well as the risks described in Wyndham’s most recent Annual Report on Form 10-K filed with the SEC and subsequent reports filed with the SEC. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, subsequent events or otherwise, except as required by law.

Please note you are receiving this message as you are a global corporate team member or a General Manager or HR Leader of a North America Managed Hotel.